-7-
                                                    NYA 691088.10

                      AMENDED AND RESTATED
                  INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made as of the 1st day of November, 2004 by and between the registered investment companies, including any portfolio/series thereof, as set forth on Schedule A (each, a "Fund" and collectively, the Funds) as may be amended from time to time, and Morgan Stanley Investment Advisors Inc., a Delaware corporation (hereinafter called the "Investment Adviser"):

     WHEREAS, each Fund is engaged in business as an open-end management investment company or as a closed-end management investment company, as identified as such on Schedule A, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS,  the  Investment  Adviser  is  registered   as   an
investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

     WHEREAS, each Fund entered into an Investment Management Agreement to provide management and investment advisory services with the Investment Adviser, or its predecessor as the case may be, effective as of the date set forth in Schedule A (the "Current Investment Management Agreements"); and

     WHEREAS, as of May 1, 2004, the Current Investment Management Agreements were amended and restated to combine the Current Investment Management Agreements into a single Amended and Restated Investment Management Agreement (the Amended and Restated Investment Management Agreement") to reflect the current parties to such agreements and to make other ministerial changes designed to facilitate the administration of the Amended and Restated Investment Management Agreement; and

     WHEREAS, each Fund desires to retain the Investment Adviser to render investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Investment Adviser desires to be retained to perform said services on said terms and conditions; and

     WHEREAS, each Fund and the Investment Adviser desires to provide for the administrative and other management services that the Investment Adviser provided under the Amended and Restated Investment Management Agreement in a separate Administration Agreement (the Administration Agreement) to be entered into by each Fund with Morgan Stanley Services Company Inc.; and

     WHEREAS, this Agreement further amends and restates the Amended and Restated Investment Management Agreement to remove the provisions relating to the administrative and other management services, and to reduce the fees payable by the Funds hereunder but otherwise reflects the current parties to the Amended and Restated Investment Management Agreement (and Annexes 1, 2 and 3 will be amended, if necessary, to add a Fund when such Fund is first included in Schedule A);

                       W I T N E S S E T H


     In consideration of the mutual covenants and agreements of the parties hereto as hereinafter contained, each Fund and the Investment Adviser agree as follows:

     1. Each Fund hereby retains the Investment Adviser to act as investment adviser of such Fund and, subject to the supervision of the Trustees/Directors, to supervise the investment activities of such Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of each Fund in a manner consistent with the investment objectives and policies of a Fund; shall determine the securities to be purchased, sold or otherwise disposed of by a Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of a Fund, as the
Investment  Adviser  shall deem necessary  or  appropriate.   The
Investment Adviser shall also furnish to or place at the disposal of each Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as each Fund may, from time to time, reasonably request.

2. In connection with those Funds identified in Annex 1 to this Agreement and as permitted in their respective Current Investment Management Agreements, and in connection with all Funds added to Schedule A after the date hereof, the Investment Adviser may, subject to the approval of the Board of Trustees/Directors (and in the case of the Morgan Stanley European Growth Fund Inc., Morgan Stanley International SmallCap Fund, Morgan Stanley Japan Fund, Morgan Stanley Pacific Growth Fund Inc. and Morgan Stanley Variable Investment Series (on behalf of its European Growth Portfolio) shall) at its own expense, enter into a Sub-Advisory Agreement with a Sub-Advisor to make determinations as to certain or all of the securities and commodities to be purchased, sold or otherwise disposed of by such Funds and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of such Funds as the Sub-Advisor, in consultation with the Investment Adviser, shall deem necessary or appropriate; provided that the Investment Adviser shall be responsible for monitoring compliance by such Sub-Advisor with the investment policies and restrictions of such Funds and with such other limitations or directions as the Trustees/Directors of the Fund may from time to time prescribe.
3. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire.
4. Each Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of such Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.
5. The Investment Adviser shall bear the cost of rendering the investment advisory and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Funds who are also directors, officers or employees of the Investment Adviser.
     6. Except as otherwise provided in the Administration Agreement, each Fund assumes and shall pay or cause to be paid all other expenses of such Fund, including without limitation: fees and expenses payable under the Administration Agreement, the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities and commodities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the cost and expense of engraving or printing share certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees'/Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees/Directors or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the
Investment Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption (and in the case of the closed-end funds, any dividend or distribution program), whether in shares or in cash; charges and expenses of any outside pricing service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees/Directors of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser, and of independent accountants in connection with any matter relating to the Fund; membership dues of the Investment Company Institute (and in the case of the closed-end funds, other appropriate industry associations); interest payable on Fund borrowings; (and in the case of the closed-end funds, fees and expenses incident to the listing of the funds' shares on any stock exchange); postage; insurance premiums on property or personnel (including officers and Trustees/Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation.

7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Adviser, each Fund shall pay to the Investment Adviser monthly compensation determined by applying the annual rates to the Fund's daily net assets (weekly net assets with respect to each closed-end fund) as set forth in Schedule A, provided, however, that in no event will the sum of the fee payable hereunder by each Fund to the Investment Adviser hereunder and the fee payable by that Fund under the Administration Agreement, as that agreement may be amended from time to time, exceed the fee payable by the Fund under the Amended and Restated Investment Management Agreement. For the purposes of calculating the advisory fee hereunder and the administrative fee under the Administration Agreement for the closed-end funds referenced on Annex 2 the liquidation preference of any Preferred Shares issued by each of such Funds will not be deducted from the Fund's total assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to each Fund's net assets each day determined as of the close of business on that day or the last previous business day.
     In connection with the closed-end funds identified on Schedule A, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week, except for such closed-end funds as may be specified in Schedule A. At the request of the Investment Adviser, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis.

     If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth in Schedule A. Subject to the provisions of paragraph 8 hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computation contemplated by paragraph 8 hereof.

     8. This section is applicable only to those Funds listed on Annex 3 and subject to any fund specific requirements set forth in Annex 3. In the event the operating expenses of those Funds identified in Annex 3 to this Agreement, including amounts payable to the Investment Adviser pursuant to paragraph 7 hereof and the amounts payable by the Funds under the Administration Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to a Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Adviser shall reduce its advisory fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse a Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by a Fund. Such reduction, if any, shall be computed and accrued daily (and in the case of the closed-end funds, weekly), shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to a Fund as at the end of the last business day of
the  month.   Should  two  or more such  expense  limitations  be
applicable as at the end of the last business day of the month, (and in the case of the closed-end funds, as at the end of the last full week of the month) that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

9. The Investment Adviser will use its best efforts in the supervision and management of the investment activities of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser shall not be liable to a Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by a Fund or its investors.
10. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any trustee/director, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.
11. This Agreement shall continue in effect with respect to each Fund for a period of up to one year from the effective date hereof (except with respect to any Fund added to Schedule A of this Agreement after the date hereof, for an initial period of two years from the date that such Fund is added) and thereafter provided such continuance is approved at least annually by the vote of holders of a majority (as defined in the Act) of the outstanding voting securities of each Fund (if applicable, Common Shares and Preferred Shares voting together as a single class) or by the Board of Trustees/Directors of such Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees/Directors of such Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) each Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Adviser, either by majority vote of the Board of Trustees/Directors of such Fund or by the vote of a majority of the outstanding voting securities of such Fund (if applicable, Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days' written notice to such Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.
     Any approval of this Agreement by the holders of a majority of the outstanding voting securities of any portfolio/series of a Fund shall be effective to continue this Agreement with respect to such portfolio/series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio/series or
(b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Fund of which it is a portfolio/series unless such approval shall be required by any other applicable law or otherwise.

     12. This Agreement may be amended by the parties without the vote or consent of shareholders of a Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Funds nor the Investment Adviser shall be liable for failing to do so.

13. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.
14. The Declaration of Trust, together with all amendments thereto establishing each Fund identified in Schedule A as a Massachusetts business trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of such Funds refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of such Funds shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of such Funds, but the Trust Estate only shall be liable.
15. The Investment Adviser and each Fund agree that the name Morgan Stanley is a property right of the Investment Adviser or its parent. Each Fund agrees and consents that (i) it will only use the name Morgan Stanley as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the Name for any purpose, (iii) the Investment Adviser or its parent, or any corporate affiliate of the Investment Adviser's parent, may use or grant to others the right to use the name Morgan Stanley, or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser's parent, each Fund will take such action as may be required to provide its consent to the use name Morgan Stanley, or any combination or abbreviation thereof, by the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser's parent, or by any person to whom the Investment Adviser or its then current parent or a corporate affiliate of the Investment Adviser's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which a corporate affiliate of the Investment Adviser's parent and each Fund may enter, or upon termination of affiliation of the Investment Adviser with its parent, each Fund shall, upon request of the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser's parent, cease to use the Name as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees/directors and shareholders to take any and all actions which the Investment Adviser or its parent or any corporate affiliate of the Investment Adviser's parent, may request to effect the foregoing and to reconvey to the Investment Adviser's parent any and all rights to such name.
     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, on November 1, 2004, in New York, New York.

                                  ON BEHALF OF EACH FUND AS SET
                                  FORTH IN SCHEDULE A


                                  By:



Attest:




                                  MORGAN STANLEY INVESTMENT
                                  ADVISORS INC.


                                  By:


Attest:




                                                       SCHEDULE A

     All   of  the  Funds  referenced  below  are  organized   as
Massachusetts business trusts unless otherwise indicated.

I. OPEN-END FUNDS: Monthly Compensation calculated daily by applying the following annual rates to a fund's daily net assets:

FIXED INCOME FUNDS    EFFECTIVE DATE  INVESTMENT ADVISORY FEE
                      OF AGREEMENT
                      AND
                      ANY AMENDMENTS
                      ENTERED INTO
                      PRIOR TO MAY
                      1, 2004
Morgan Stanley        05/31/97, as    0.47% of the portion of the
California Tax- Free  amended on      daily net assets not
Income Fund           04/30/98        exceeding $500 million;
                                      0.445% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.42% of the portion of the
                                      daily net assets exceeding
                                      $750 million but not
                                      exceeding $1 billion;
                                      0.395% of the portion of
                                      the daily net assets
                                      exceeding $1 billion.
Morgan Stanley        05/31/97        0.52% of the portion of the
Convertible                           daily net assets not
Securities Trust                      exceeding $750 million;
                                      0.47% of the portion of the
                                      daily net assets exceeding
                                      $750 million but not
                                      exceeding $1 billion; 0.42%
                                      of the portion of the daily
                                      net assets of the exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.395% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion but
                                      not exceeding $2 billion;
                                      0.37% of the portion of the
                                      daily net assets exceeding
                                      $2 billion but not
                                      exceeding $3 billion; and
                                      0.345% of the portion of
                                      the daily net assets
                                      exceeding $3 billion.
Morgan Stanley        05/31/97, as    0.47% of the portion of the
Federal Securities    amended on      daily net assets not
Trust                 04/30/98        exceeding $1 billion;
                                      0.445% of the portion of
                                      the daily net assets
                                      exceeding $1 billion but
                                      not exceeding $1.5 billion;
                                      0.42% of the portion of the
                                      daily net assets exceeding
                                      $1.5 billion but not
                                      exceeding $2 billion;
                                      0.395% of the portion of
                                      the daily net assets
                                      exceeding $2 billion but
                                      not exceeding $2.5 billion;
                                      0.37% of the portion of the
                                      daily net assets exceeding
                                      $2.5 billion but not
                                      exceeding $5 billion;
                                      0.345% of the portion of
                                      the daily net assets
                                      exceeding $5 billion but
                                      not exceeding $7.5 billion;
                                      0.32% of the portion of the
                                      daily net assets exceeding
                                      $7.5 billion but not
                                      exceeding $10 billion;
                                      0.295% of the portion of
                                      the daily net assets
                                      exceeding $10 billion but
                                      not exceeding $12.5
                                      billion; and 0.27% of the
                                      portion of the daily net
                                      assets exceeding $12.5
                                      billion.
Morgan Stanley        05/31/97, as    0.32% of the daily net
Flexible Income Trust amended on      assets.
                      04/30/98
Morgan Stanley High   05/31/97        0.42% of the portion of the
Yield Securities Inc.                 daily net assets not
(Maryland                             exceeding $500 million;
corporation)                          0.345% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.295% of the portion of
                                      the daily net assets
                                      exceeding $750 million but
                                      not exceeding $1 billion;
                                      0.27% of the portion of the
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $2 billion;
                                      0.245% of the portion of
                                      the daily net assets
                                      exceeding $2 billion but
                                      not exceeding $3 billion;
                                      and 0.22% of the portion of
                                      daily net assets exceeding
                                      $3 billion.
Morgan Stanley        05/31/97, as    0.52% of the portion of
Limited Duration Fund amended on      daily net assets not
                      04/30/98,       exceeding $1 billion ;
                      05/01/04        0.47% of the portion of
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $2 billion; and
                                      0.42% of the portion of
                                      daily net assets exceeding
                                      $2 billion.
Morgan Stanley        05/31/97, as    0.27% of the daily net
Limited Duration U.S. amended on      assets.
Treasury Trust        04/30/98
Morgan Stanley        05/31/97, as    0.42% of the daily net
Limited Term          amended on      assets.
Municipal Trust       04/30/98
Morgan Stanley New    05/31/97, as    0.47% of the portion of the
York Tax- Free Income amended on      daily net assets not
Fund                  04/30/98        exceeding $500 million; and
                                      0.445% of the portion of
                                      the daily net assets
                                      exceeding $500 million.
Morgan Stanley        05/31/97, as    0.42% of the portion of the
Quality Income Trust  amended on      daily net assets not
                      04/30/98        exceeding $500 million;
                                      0.35% of the portion of the
                                      daily net assets exceeding
                                      $500 million but not
                                      exceeding $1.25 billion;
                                      and 0.22% of the portion of
                                      the daily net assets
                                      exceeding $1.25 billion.
Morgan Stanley Select 05/31/97, as    0.32% of the daily net
Dimensions Investment amended on      assets.
Series-               04/30/98
 - Flexible Income
Portfolio
Morgan Stanley Tax-   05/31/97, as    0.42% of the portion of the
Exempt Securities     amended on      daily net assets not
Trust                 04/30/98,       exceeding $500 million;
                      05/01/02        0.345% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.295% of the portion of
                                      the daily net assets
                                      exceeding $750 million but
                                      not exceeding $1 billion;
                                      0.27% of the portion of the
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.25 billion;
                                      0.245% of the portion of
                                      the daily net assets
                                      exceeding $1.25 billion but
                                      not exceeding $2.5 billion;
                                      0.22% of the portion of the
                                      daily net assets exceeding
                                      $2.5 billion.
Morgan Stanley U.S.   05/31/97, as    0.42% of the portion of the
Government Securities amended on      daily net assets not
Trust                 04/30/98        exceeding $1 billion;
                                      0.395% of the portion of
                                      the daily net assets
                                      exceeding $1 billion but
                                      not exceeding $1.5 billion;
                                      0.37% of the portion of the
                                      daily net assets exceeding
                                      $1.5 billion but not
                                      exceeding $2 billion;
                                      0.345% of the portion of
                                      the daily net assets
                                      exceeding $2 billion but
                                      not exceeding $2.5 billion;
                                      0.32% of the portion of the
                                      daily net assets exceeding
                                      $2.5 billion but not
                                      exceeding $5 billion;
                                      0.295% of the portion of
                                      the daily net assets
                                      exceeding $5 billion but
                                      not exceeding $7.5 billion;
                                      0.27% of the portion of the
                                      daily net assets exceeding
                                      $7.5 billion but not
                                      exceeding $10 billion;
                                      0.245% of the portion of
                                      the daily net assets
                                      exceeding $10 billion but
                                      not exceeding $12.5
                                      billion; and 0.22% of the
                                      portion of the daily net
                                      assets exceeding $12.5
                                      billion.
Morgan Stanley
Variable Investment
Series--
 - High Yield         05/31/97, as    0.42% of the portion of
Portfolio             amended on      daily net assets not
                      05/01/98,       exceeding $500 million;
                      05/01/99,       0.345% of the portion of
                      05/01/00        daily net assets exceeding
                                      $500 million but not
                                      exceeding $750 million;
                                      0.295% of the portion of
                                      daily net assets exceeding
                                      $750 million but not
                                      exceeding $1 billion; 0.27%
                                      of the portion of daily net
                                      assets exceeding $1 billion
                                      but not exceeding $2
                                      billion; 0.245% of the
                                      portion of daily net assets
                                      exceeding $2 billion but
                                      not exceeding $3 billion;
                                      and 0.22% of the portion of
                                      daily net assets exceeding
                                      $3 billion.
 - Limited Duration   05/31/97, as    0.30% of the daily net
Portfolio             amended on      assets.
                      05/01/98,
                      05/01/99,
                      05/01/00
 - Quality Income     05/31/97, as    0.42% of the portion of the
Plus Portfolio        amended on      daily net assets not
                      05/01/98,       exceeding $500 million;
                      05/01/99,       0.35% of the portion of the
                      05/01/00        daily net assets exceeding
                                      $500 million but not
                                      exceeding $1.25 billion;
                                      and 0.22% of the portion of
                                      the daily net assets
                                      exceeding $1.25 billion.

EQUITY, BALANCED AND  EFFECTIVE DATE  INVESTMENT ADVISORY FEE
ASSET ALLOCATION      OF AGREEMENT
FUNDS                 AND
                      ANY AMENDMENTS
                      ENTERED INTO
                      PRIOR TO MAY
                      1, 2004
Morgan Stanley        12/02/98        0.67% of the portion of
Aggressive Equity                     daily net assets not
Fund                                  exceeding $500 million;
                                      0.645% of the portion of
                                      daily net assets exceeding
                                      $500 million but not
                                      exceeding $2 billion; 0.62%
                                      of the portion of daily net
                                      assets exceeding $2 billion
                                      but not exceeding $3
                                      billion; and 0.595% of the
                                      portion of daily net assets
                                      exceeding $3 billion.
Morgan Stanley        12/12/02        0.67% of the daily net
Allocator Fund                        assets.
Morgan Stanley        05/31/97        0.545% of the portion of
American                              the daily net assets not
Opportunities Fund                    exceeding $250 million;
                                      0.42% of the portion of the
                                      daily net assets exceeding
                                      $250 million but not
                                      exceeding $2.5 billion;
                                      0.395% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3.5 billion;
                                      0.37% of the portion of the
                                      daily net assets exceeding
                                      $3.5 billion but not
                                      exceeding $4.5 billion; and
                                      0.345% of the portion of
                                      the daily net assets
                                      exceeding $4.5 billion.
Morgan Stanley        05/31/97, as    0.52% of the portion of the
Balanced Growth Fund  amended on      daily net assets not
                      04/30/98,       exceeding $500 million; and
                      05/01/99        0.495% of the portion of
                                      the daily net assets
                                      exceeding $500 million.
Morgan Stanley        05/31/97, as    0.52% of the portion of the
Balanced Income Fund  amended on      daily net assets not
                      04/30/98        exceeding $500 million; and
                                      0.495% of the portion of
                                      the daily net assets
                                      exceeding $500 million.
Morgan Stanley        05/13/02        0.92% of the daily net
Biotechnology Fund                    assets. The Investment
                                      Adviser has agreed to
                                      assume all operating
                                      expenses (except for
                                      brokerage and 12b-1 fees)
                                      and waive the compensation
                                      provided in this Agreement
                                      and the Administration
                                      Agreement with the Fund
                                      until such time as the Fund
                                      attains $50 million of net
                                      assets or until April 30,
                                      2006, whichever occurs
                                      first.
Morgan Stanley        06/28/99        0.67% of the portion of
Capital Opportunities                 daily net assets not
Trust                                 exceeding $500 million;
                                      0.645% of the portion of
                                      daily net assets exceeding
                                      $500 million but not
                                      exceeding $2 billion; 0.62%
                                      of the portion of daily net
                                      assets exceeding $2 billion
                                      but not exceeding $3
                                      billion; and 0.595% of the
                                      portion of daily net assets
                                      exceeding $3 billion.
Morgan Stanley        05/31/97, as    0.42% of the portion of the
Developing Growth     amended on      daily net assets not
Securities Trust      04/30/98        exceeding $500 million; and
                                      0.395% of the portion of
                                      the daily net assets
                                      exceeding $500 million.
Morgan Stanley        05/31/97, as    0.545% of the portion of
Dividend Growth       amended on      daily net assets not
Securities Inc.       04/30/98        exceeding $250 million;
(Maryland                             0.42% of the portion of
corporation)                          daily net assets exceeding
                                      $250 million but not
                                      exceeding $1 billion;
                                      0.395% of the portion of
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $2 billion; 0.37%
                                      of the portion of daily net
                                      assets exceeding $2 billion
                                      but not exceeding $3
                                      billion; 0.345% of the
                                      portion of daily net assets
                                      exceeding $3 billion but
                                      not exceeding $4 billion;
                                      0.32% of the portion of
                                      daily net assets exceeding
                                      $4 billion but not
                                      exceeding $5 billion;
                                      0.295% of the portion of
                                      daily net assets exceeding
                                      $5 billion but not
                                      exceeding $6 billion; 0.27%
                                      of the portion of daily net
                                      assets exceeding $6 billion
                                      but not exceeding $8
                                      billion; 0.245% of the
                                      portion exceeding $8
                                      billion but not exceeding
                                      $10 billion; 0.22% of the
                                      portion of daily net assets
                                      exceeding $10 billion but
                                      not exceeding $15 billion;
                                      and 0.195% of the portion
                                      of daily net assets
                                      exceeding $15 billion.
Morgan Stanley        05/31/97, as    0.87% of the portion of
European Growth Fund  amended on      daily net assets not
Inc.                  04/30/98,       exceeding $500 million;
(Maryland             12/01/98,       0.82% of the portion of
corporation)          05/01/00        daily net assets exceeding
                                      $500 million but not
                                      exceeding $2 billion; 0.77%
                                      of the portion of daily net
                                      assets exceeding $2 billion
                                      but not exceeding $3
                                      billion; and 0.745% of the
                                      portion of daily net assets
                                      exceeding $3 billion.
Morgan Stanley        05/31/97, as    0.67% of the portion of the
Financial Services    amended on      daily net assets not
Trust                 04/30/98,       exceeding $500 million;
                      05/01/99,       0.645% of the portion of
                      05/01/01        the daily net assets
                                      exceeding $500 million but
                                      not exceeding $1.0 billion;
                                      and 0.62% of the portion of
                                      the daily net assets
                                      exceeding $1.0 billion.
Morgan Stanley Fund   07/28/97, as    None
of Funds-             amended on
 - Domestic Portfolio 04/30/98
Morgan Stanley        08/19/02        0.67% of the daily net
Fundamental Value                     assets.
Fund
Morgan Stanley Global 11/06/97, as    0.57% of the portion of the
Advantage Fund        amended on      daily net assets not
                      05/01/98        exceeding $1.5 billion; and
                                      0.545% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion.
Morgan Stanley Global 05/31/97, as    0.67% of the portion of the
Dividend Growth       amended on      daily net assets not
Securities            05/01/98        exceeding $1 billion;
                                      0.645% of the portion of
                                      the daily net assets
                                      exceeding $1 billion but
                                      not exceeding $1.5 billion;
                                      0.62% of the portion of the
                                      daily net assets exceeding
                                      $1.5 billion but not
                                      exceeding $2.5 billion;
                                      0.595% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3.5 billion;
                                      0.57% of the portion of the
                                      daily net assets exceeding
                                      $3.5 billion but not
                                      exceeding $4.5 billion; and
                                      0.545% of the portion of
                                      the daily net assets
                                      exceeding $4.5 billion.
Morgan Stanley Global 05/31/97, as    0.57% of the portion of
Utilities Fund        amended on      daily net assets not
                      04/30/98,       exceeding $500 million;
                      05/01/99,       0.545% of the portion of
                      05/01/01        daily net assets exceeding
                                      $500 million but not
                                      exceeding $1 billion; 0.52%
                                      of the portion of daily net
                                      assets exceeding $1 billion
                                      but not exceeding $1.5
                                      billion; and 0.495% of the
                                      portion of daily net assets
                                      exceeding $1.5 billion.
Morgan Stanley Growth 03/02/98        0.50% of the portion of
Fund                                  daily net assets not
                                      exceeding $1 billion; 0.45%
                                      of the portion of daily net
                                      assets exceeding $1 billion
                                      but not exceeding $2
                                      billion; 0.40% of the
                                      portion of daily net assets
                                      exceeding $2 billion but
                                      not exceeding $3 billion;
                                      and 0.35% of the portion of
                                      daily net assets exceeding
                                      $3 billion.
Morgan Stanley Health 05/31/97, as    0.92% of the portion of
Sciences Trust        amended on      daily net assets not
                      04/30/98,       exceeding $500 million;
                      05/01/01        0.87% of the portion of
                                      daily net assets exceeding
                                      $500 million but not
                                      exceeding $1 billion; and
                                      0.845% of the portion of
                                      daily net assets exceeding
                                      $1 billion.
Morgan Stanley Income 05/31/97, as    0.67% of the portion of the
Builder Fund          amended on      net assets not exceeding
                      05/01/98        $500 million; and 0.645% of
                                      the portion of daily net
                                      assets exceeding $500
                                      million.
Morgan Stanley        05/31/97, as    0.67% of the portion of the
Information Fund      amended on      daily net assets not
                      04/30/98,       exceeding $500 million;
                      05/01/00        0.645% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $3 billion;
                                      and 0.62% of the portion of
                                      the daily net assets
                                      exceeding $3 billion.
Morgan Stanley        05/04/99, as    0.65% of the daily net
International Fund    amended on      assets.
                      05/01/01
Morgan Stanley        05/31/97, as    0.95% of the daily net
International         amended on      assets.
SmallCap Fund         12/01/97,
                      04/30/98
Morgan Stanley        02/14/01        0.80% of the daily net
International Value                   assets.
Equity Fund
Morgan Stanley Japan  05/31/97, as    0.87% of the daily net
Fund                  amended on      assets.
                      04/30/98,
                      10/01/98
Morgan Stanley KLD    05/21/01, as    0.12% of the daily net
Social Index Fund     amended on      assets.
                      05/01/04        The Investment Adviser has
                                      agreed to continue to
                                      assume all operating
                                      expenses (except for
                                      brokerage and 12b-1 fees)
                                      and waive the compensation
                                      provided in this Agreement
                                      and the Administration
                                      Agreement until April 30,
                                      2006 or until such time as
                                      the Fund has $50 million of
                                      net assets, whichever
                                      occurs first.
                                      Thereafter, the Investment
                                      Adviser has agreed to cap
                                      the Fund's operating
                                      expenses (except for
                                      brokerage and 12b-1 fees)
                                      by assuming the Fund's
                                      "other expenses" and/or
                                      waiving its fees under this
                                      Agreement and the
                                      Administration Agreement to
                                      the extent such operating
                                      expenses exceed on an
                                      annualized basis 0.40% of
                                      the average daily net
                                      assets of the Fund, which
                                      may reduce the fees under
                                      this Agreement and the
                                      Administration Agreement
                                      below 0.20% of the Fund's
                                      average daily net assets.
Morgan Stanley Mid-   05/16/01        0.72% of the portion of
Cap Value Fund                        daily net assets not
                                      exceeding $1 billion; and
                                      0.65% of the portion of
                                      daily net assets exceeding
                                      $1 billion.
Morgan Stanley Nasdaq-05/17/01, as    0.12% of the daily net
100 Index Fund        amended on      assets.
                      05/01/04        The Investment Adviser has
                                      agreed to cap the Fund's
                                      operating expenses (except
                                      for brokerage and 12b-1
                                      fees) by assuming the
                                      Fund's "other expenses"
                                      and/or waiving its fees
                                      under this Agreement and
                                      the Administration
                                      Agreement to the extent
                                      such operating expenses
                                      exceed on an annualized
                                      basis 0.40% of the average
                                      daily net assets of the
                                      Fund, which may reduce the
                                      fees under this Agreement
                                      and the Administration
                                      Agreement below 0.20% of
                                      the Fund's average daily
                                      net assets.
Morgan Stanley        05/31/97, as    0.545% of the portion of
Natural Resource      amended on      the daily net assets not
Development           04/30/98        exceeding $250 million; and
Securities Inc.                       0.42% of the portion of the
                                      daily net assets exceeding
                                      $250 million.
Morgan Stanley        05/31/97, as    0.87% of the portion of
Pacific Growth Fund   amended on      daily net assets not
Inc.                  04/30/98,       exceeding $1 billion; 0.82%
 (Maryland            11/01/98        of the portion of daily net
corporation)                          assets exceeding $1 billion
                                      but not exceeding $2
                                      billion; and 0.77% of the
                                      portion of daily net assets
                                      exceeding $2 billion.
Morgan Stanley Real   02/09/99        0.80% of the portion of
Estate Fund                           daily net assets not
                                      exceeding $500 million;
                                      0.75% of the portion of
                                      daily net assets exceeding
                                      $500 million but not
                                      exceeding $1 billion; and
                                      0.70% of the portion of
                                      daily net assets exceeding
                                      $1 billion.
Morgan Stanley Select
Dimensions Investment
Series-
 - American           05/31/97, as    0.545% of the portion of
Opportunities         amended on      the daily net assets not
Portfolio             03/02/98,       exceeding $250 million;
                      05/01/98,       0.42% of the portion of the
                      05/01/00        daily net assets exceeding
                                      $250 million but not
                                      exceeding $2.5 billion;
                                      0.395% of the daily net
                                      assets exceeding $2.5
                                      billion but not exceeding
                                      $3.5 billion, 0.37% of the
                                      portion of the daily net
                                      assets exceeding $3.5
                                      billion but not exceeding
                                      $4.5 billion; and 0.345% of
                                      the portion of the daily
                                      net assets exceeding $4.5
                                      billion.
 - Balanced Growth    05/31/97, as    0.52% of the portion of
Portfolio             amended on      daily net assets not
                      03/02/98,       exceeding $500 million; and
                      05/01/98,       0.495% of the portion of
                      05/10/00        daily net assets exceeding
                                      $500 million.
 - Capital            05/31/97, as    0.67% of the portion of
Opportunities         amended on      daily net assets not
Portfolio             03/02/98,       exceeding $500 million;
                      05/01/98,       0.645% of the portion of
                      05/01/00        daily net assets exceeding
                                      $500 million but not
                                      exceeding $2 billion; 0.62%
                                      of the portion of daily net
                                      assets exceeding $2 billion
                                      but not exceeding $3
                                      billion; and 0.595% of the
                                      portion of daily net assets
                                      exceeding $3 billion.
 - Developing Growth  05/31/97, as    0.42% of the portion of
Portfolio             amended on      daily net assets not
                      03/02/98,       exceeding $500 million; and
                      05/01/98,       0.395% of the portion of
                      05/01/00        daily net assets exceeding
                                      $500 million.
 - Dividend Growth    05/31/97, as    0.545% of the portion of
Portfolio             amended on      daily net assets not
                      03/02/98,       exceeding $250 million;
                      05/01/98,       0.42% of the portion of
                      05/01/00        daily net assets exceeding
                                      $250 million but not
                                      exceeding $1 billion;
                                      0.395% of the portion of
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $2 billion; and
                                      0.37% of the portion of
                                      daily net assets exceeding
                                      $2 billion.
 - Global Equity      05/31/97, as    0.92% of the daily net
Portfolio             amended on      assets.
                      03/02/98,
                      05/01/98,
                      05/01/00
 - Growth Portfolio   05/31/97, as    0.50% of the portion of
                      amended on      daily net assets not
                      03/02/98,       exceeding $1 billion; 0.45%
                      05/01/98,       of the portion of daily net
                      05/01/00        assets exceeding $1 billion
                                      but not exceeding $2
                                      billion; 0.40% of the
                                      portion of daily net assets
                                      exceeding $2 billion but
                                      not exceeding $3 billion;
                                      and 0.35% of the portion of
                                      daily net assets exceeding
                                      $3 billion.
 - Utilities          05/31/97, as    0.57% of the portion of
Portfolio             amended on      daily net assets not
                      03/02/98,       exceeding $500 million;
                      05/01/98,       0.47% of the portion of
                      05/01/00        daily net assets exceeding
                                      $500 million but not
                                      exceeding $1 billion;
                                      0.445% of the portion of
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.42% of the portion of
                                      daily net assets exceeding
                                      $1.5 billion but not
                                      exceeding $2.5 billion;
                                      0.395% of the portion of
                                      daily net assets exceeding
                                      $2.5 billion but not
                                      exceeding $3.5 billion;
                                      0.37% of the portion of
                                      daily net assets exceeding
                                      $3.5 billion but not
                                      exceeding $5 billion; and
                                      0.345% of the portion of
                                      daily net assets exceeding
                                      $5 billion.
 - Value-Added Market 05/31/97, as    0.12% of the daily net
Portfolio             amended on      assets.
                      04/30/98
Morgan Stanley S&P    07/28/97, as    0.12% of the daily net
500 Index Fund        amended on      assets.
                      04/30/98,       The Investment Adviser has
                      05/01/99,       agreed to cap the Fund's
                      05/01/04        operating expenses (except
                                      for brokerage and 12b-1
                                      fees) by assuming the
                                      Fund's "other expenses"
                                      and/or waiving its fees
                                      under this Agreement and
                                      the Administration
                                      Agreement to the extent
                                      such operating expenses
                                      exceed on an annualized
                                      basis 0.40% of the average
                                      daily net assets of the
                                      Fund, which may reduce the
                                      fees under this Agreement
                                      and the Administration
                                      Agreement below 0.20% of
                                      the Fund's average daily
                                      net assets.
Morgan Stanley Small- 04/04/02        0.67% of the daily net
Mid Special Value                     assets.
Fund
Morgan Stanley        06/28/99, as    0.92% of the portion of
Special Growth Fund   amended on      daily net assets not
                      05/01/00        exceeding $1 billion; and
                                      0.85% of the portion of
                                      daily net assets exceeding
                                      $1 billion.
Morgan Stanley        05/31/97, as    0.67% of the portion of the
Special Value Fund    amended on      daily net assets not
                      04/30/98,       exceeding $500 million;
                      05/01/99        0.645% of the portion of
                      05/01/02        daily net assets exceeding
                                      $500 million but not
                                      exceeding $1 billion; and
                                      0.62% of the portion of
                                      daily net assets exceeding
                                      $1 billion.
Morgan Stanley        05/31/97, as    0.42% of the portion of the
Strategist Fund       amended on      daily net assets not
                      05/01/98,       exceeding $1.5 billion; and
                      05/01/00        0.395% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion.
Morgan Stanley Total  07/21/ 99, as   0.12% of the daily net
Market Index Fund     amended on      assets.
                      05/01/04        The Investment Adviser has
                                      agreed to cap the Fund's
                                      operating expenses (except
                                      for brokerage and 12b-1
                                      fees) by assuming the
                                      Fund's "other expenses"
                                      and/or waiving its fees
                                      under this Agreement and
                                      the Administration
                                      Agreement to the extent
                                      such operating expenses
                                      exceed on an annualized
                                      basis 0.40% of the average
                                      daily net assets of the
                                      Fund, which may reduce the
                                      fees under this Agreement
                                      and the Administration
                                      Agreement below 0.20% of
                                      the Fund's average daily
                                      net assets.
Morgan Stanley Total  06/28/99, as    0.67% of the portion of
Return Trust          amended on      daily net assets not
                      05/01/00,       exceeding $500 million;
                      05/01/01        0.645% of the portion of
                                      daily net assets exceeding
                                      $500 million but not
                                      exceeding $1 billion; and
                                      0.62% of the portion of
                                      daily net assets exceeding
                                      $1 billion.
Morgan Stanley        05/31/97, as    0.57% of the portion of
Utilities Fund        amended on      daily net assets not
                      04/30/98        exceeding $500 million;
                                      0.47% of the portion of
                                      daily net assets exceeding
                                      $500 million but not
                                      exceeding $1 billion;
                                      0.445% of the portion of
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.42% of the portion of
                                      daily net assets exceeding
                                      $1.5 billion but not
                                      exceeding $2.5 billion;
                                      0.395% of the portion of
                                      daily net assets exceeding
                                      $2.5 billion but not
                                      exceeding $3.5 billion;
                                      0.37% of the portion of
                                      daily net assets exceeding
                                      $3.5 billion but not
                                      exceeding $5 billion; and
                                      0.345% of the portion of
                                      daily net assets exceeding
                                      $5 billion.
Morgan Stanley Value- 05/31/97, as    0.12% of the daily net
Added Market Series   amended on      assets.
                      05/01/98
Morgan Stanley Value  07/22/98, as    0.42% of the portion of
Fund                  amended on      daily net assets not
                      05/01/02,       exceeding $1 billion; 0.37%
                      05/01/04        of the portion of daily net
                                      assets exceeding $1 billion
                                      but not exceeding $2
                                      billion; 0.32% of the
                                      portion of daily net assets
                                      exceeding $2 billion but
                                      not exceeding $3 billion;
                                      and 0.27% of the portion of
                                      daily net assets exceeding
                                      $3 billion.
Morgan Stanley
Variable Investment
Series-
 - Aggressive Equity  05/31/97, as    0.67% of the portion of
Portfolio             amended on      daily net assets not
                      05/01/98,       exceeding $500 million;
                      05/01/99,       0.645% of the portion of
                      05/01/00        daily net assets exceeding
                                      $500 million but not
                                      exceeding $2 billion; 0.62%
                                      of the portion of daily net
                                      assets exceeding $2 billion
                                      but not exceeding $3
                                      billion; and 0.595% of the
                                      portion of daily net assets
                                      exceeding $3 billion.
 - Dividend Growth    05/31/97, as    0.545% of the portion of
Portfolio             amended on      daily net assets not
                      05/01/98,       exceeding $250 million;
                      05/01/99,       0.42% of the portion of
                      05/01/00        daily net assets exceeding
                                      $250 million but not
                                      exceeding $1 billion;
                                      0.395% of the portion of
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $2 billion; and
                                      0.37% of the portion of
                                      daily net assets exceeding
                                      $2 billion.
 - Equity Portfolio   05/31/97, as    0.42% of the portion of the
                      amended on      daily net assets not
                      05/01/98,       exceeding $1 billion;
                      05/01/99,       0.395% of the portion of
                      05/01/00        the daily net assets
                                      exceeding $1 billion but
                                      not exceeding $2 billion;
                                      and 0.37% of the portion of
                                      the daily net assets
                                      exceeding $2 billion.
 - European Growth    05/31/97, as    0.87% of the portion of
Portfolio             amended on      daily net assets not
                      05/01/98,       exceeding $500 million;
                      05/01/99,       0.82% of the portion of
                      05/01/00        daily net assets exceeding
                                      $500 million but not
                                      exceeding $2 billion; 0.77%
                                      of the portion of daily net
                                      assets exceeding $2 billion
                                      but not exceeding $3
                                      billion; and 0.745% of the
                                      portion of daily net assets
                                      exceeding $3 billion.
 - Global Advantage   05/31/97, as    0.57% of the portion of the
Portfolio             amended on      daily net assets not
                      05/01/98,       exceeding $1.5 billion; and
                      05/01/99,       0.545% of the portion of
                      05/01/00        the daily net assets
                                      exceeding $1.5 billion.
 - Global Dividend    05/31/97, as    0.67% of the portion of the
Growth Portfolio      amended on      daily net assets not
                      05/01/98,       exceeding $1 billion;
                      05/01/99,       0.645% of the portion of
                      05/01/00        the daily net assets
                                      exceeding $1 billion but
                                      not exceeding $1.5 billion;
                                      0.62% of the portion of the
                                      daily net assets exceeding
                                      $1.5 billion but not
                                      exceeding $2.5 billion;
                                      0.595% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3.5 billion;
                                      0.57% of the portion of the
                                      daily net assets exceeding
                                      $3.5 billion but not
                                      exceeding $4.5 billion; and
                                      0.545% of the portion of
                                      the daily net assets
                                      exceeding $4.5 billion.
 - Income Builder     05/31/97, as    0.67% of the portion of the
Portfolio             amended on      net assets not exceeding
                      05/01/98,       $500 million; and 0.645% of
                      05/01/99,       the portion of daily net
                      05/01/00        assets exceeding $500
                                      million.
 - Information        05/31/97, as    0.67% of the portion of
Portfolio             amended on      daily net assets not
                      05/01/98,       exceeding $500 million;
                      05/01/99,       0.645% of the portion of
                      05/01/00        daily net assets exceeding
                                      $500 million but not
                                      exceeding $3 billion; and
                                      0.62% of the portion of
                                      daily net assets exceeding
                                      $3 billion.
 - S&P 500 Index      05/31/97, as    0.12% of the daily net
Portfolio             amended on      assets.
                      05/01/98,       The Investment Adviser has
                      05/01/99,       agreed to cap the
                      05/01/00,       Portfolio's operating
                      05/01/04        expenses (except for
                                      brokerage and 12b-1 fees)
                                      by assuming the Portfolio's
                                      "other expenses" and/or
                                      waiving its fees under this
                                      Agreement and the
                                      Administration Agreement to
                                      the extent such operating
                                      expenses exceed on an
                                      annualized basis 0.40% of
                                      the average daily net
                                      assets of the Portfolio,
                                      which may reduce the fees
                                      under this Agreement and
                                      the Administration
                                      Agreement below 0.20% of
                                      the Portfolio's average
                                      daily net assets.
 - Strategist         05/31/97, as    0.42% of the portion of the
Portfolio             amended on      daily net assets not
                      05/01/98,       exceeding $1.5 billion; and
                      05/01/99,       0.395% of the portion of
                      05/01/00        the daily net assets
                                      exceeding $1.5 billion.
 - Utilities          05/31/97, as    0.57% of the portion of
Portfolio             amended on      daily net assets not
                      05/01/98,       exceeding $500 million;
                      05/01/99,       0.47% of the portion of
                      05/01/00        daily net assets exceeding
                                      $500 million but not
                                      exceeding $1 billion;
                                      0.445% of the portion of
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.42% of the portion of
                                      daily net assets exceeding
                                      $1.5 billion but not
                                      exceeding $2.5 billion;
                                      0.395% of the portion of
                                      daily net assets exceeding
                                      $2.5 billion but not
                                      exceeding $3.5 billion;
                                      0.37% of the portion of
                                      daily net assets exceeding
                                      $3.5 billion but not
                                      exceeding $5 billion; and
                                      0.345% of the portion of
                                      daily net assets exceeding
                                      $5 billion.
MONEY MARKET FUNDS
Active Assets         05/31/97, as    0.45% of the portion of the
California Tax-Free   amended on      daily net assets not
Trust                 04/30/98        exceeding $500 million;
                                      0.375% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.325% of the portion of
                                      the daily net assets
                                      exceeding $750 million but
                                      not exceeding $1 billion;
                                      0.30% of the portion of the
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.275% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion but
                                      not exceeding $2 billion;
                                      0.25% of the portion of the
                                      daily net assets exceeding
                                      $2 billion but not
                                      exceeding $2.5 billion;
                                      0.225% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3 billion;
                                      and 0.20% of the portion of
                                      the daily net assets
                                      exceeding $3 billion
Active Assets         05/31/97, as    0.45% of the portion of the
Government Securities amended on      daily net assets not
Trust                 04/30/98        exceeding $500 million;
                                      0.375% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.325% of the portion of
                                      the daily net assets
                                      exceeding $750 million but
                                      not exceeding $1 billion;
                                      0.30% of the portion of the
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.275% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion but
                                      not exceeding $2 billion;
                                      0.25% of the portion of the
                                      daily net assets exceeding
                                      $2 billion but not
                                      exceeding $2.5 billion;
                                      0.225% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3 billion;
                                      and 0.20% of the portion of
                                      the daily net assets
                                      exceeding $3 billion.
Active Assets         03/08/02        0.10% of the daily net
Institutional                         assets.
Government Securities                 On an ongoing basis, the
Trust                                 Investment Adviser has
                                      agreed under this Agreement
                                      with the Fund to assume
                                      Fund operating expenses
                                      (except for brokerage fees)
                                      to the extent that such
                                      operating expenses exceed
                                      on an annualized basis
                                      0.20% of the average daily
                                      net assets of the Fund.
                                      This may reduce the fees
                                      under this Agreement and
                                      the Administration
                                      Agreement below 0.15% for
                                      the Fund.

MONEY MARKET FUNDS    EFFECTIVE DATE  INVESTMENT ADVISORY FEE
                      OF AGREEMENT
                      AND ANY
                      AMENDMENTS
Active Assets         01/06/00        0.10% of the daily net
Institutional Money                   assets.
Trust                                 On an ongoing basis, the
                                      Investment Adviser has
                                      agreed under this Agreement
                                      with the Fund to assume
                                      Fund operating expenses
                                      (except for brokerage fees)
                                      to the extent that such
                                      operating expenses exceed
                                      on an annualized basis
                                      0.20% of the average daily
                                      net assets of the Fund.
                                      This may reduce the fees
                                      under this Agreement and
                                      the Administration
                                      Agreement below 0.15% for
                                      the Fund.
Active Assets Money   05/31/97, as    0.45% of the portion of
Trust                 amended on      daily net assets not
                      04/30/98,       exceeding $250 million;
                      05/01/99,       0.375% of the portion of
                      05/01/01,       daily net assets exceeding
                      05/01/02        $250 million but not
                                      exceeding $750 million;
                                      0.325% of the portion of
                                      daily net assets exceeding
                                      $750 million but not
                                      exceeding $1.25 billion;
                                      0.30% of the portion of
                                      daily net assets exceeding
                                      $1.25 billion but not
                                      exceeding $1.5 billion;
                                      0.275% of the portion of
                                      daily net assets exceeding
                                      $1.5 billion but not
                                      exceeding $1.75 billion;
                                      0.25% of the portion of
                                      daily net assets exceeding
                                      $1.75 billion but not
                                      exceeding $2.25 billion;
                                      0.225% of the portion of
                                      daily net assets exceeding
                                      $2.25 billion but not
                                      exceeding $2.75 billion;
                                      0.20% of the portion of
                                      daily net assets exceeding
                                      $2.75 billion but not
                                      exceeding $15 billion;
                                      0.199% of the portion of
                                      daily net assets exceeding
                                      $15 billion but not
                                      exceeding $17.5 billion;
                                      0.198% of the portion of
                                      daily net assets exceeding
                                      $17.5 billion but not
                                      exceeding $25 billion;
                                      0.197% of the portion of
                                      daily net assets exceeding
                                      $25 billion but not
                                      exceeding $30 billion; and
                                      0.196% of the portion of
                                      daily net assets exceeding
                                      $30 billion.
Active Assets Tax-    05/31/97, as    0.45% of the portion of the
Free Trust            amended on      daily net assets not
                      04/30/98        exceeding $500 million;
                                      0.375% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.325% of the portion of
                                      the daily net assets
                                      exceeding $750 million but
                                      not exceeding $1 billion;
                                      0.30% of the portion of the
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.275% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion but
                                      not exceeding $2 billion;
                                      0.25% of the portion of the
                                      daily net assets exceeding
                                      $2 billion but not
                                      exceeding $2.5 billion;
                                      0.225% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3 billion;
                                      0.20% of the portion of the
                                      daily net assets exceeding
                                      $3 billion but not
                                      exceeding $15 billion; and
                                      0.199% of the portion of
                                      daily net assets exceeding
                                      $15 billion.
Morgan Stanley        05/31/97, as    0.45% of the portion of the
California Tax- Free  amended on      daily net assets not
Daily Income Trust    04/30/98        exceeding $500 million;
                                      0.375% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.325% of the portion of
                                      the daily net assets
                                      exceeding $750 million but
                                      not exceeding $1 billion;
                                      0.30% of the portion of the
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.275% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion but
                                      not exceeding $2 billion;
                                      0.25% of the portion of the
                                      daily net assets exceeding
                                      $2 billion but not
                                      exceeding $2.5 billion;
                                      0.225% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3 billion;
                                      and 0.20% of the portion of
                                      the daily net assets
                                      exceeding $3 billion.
Morgan Stanley Liquid 05/31/97, as    0.45% of the portion of
Asset Fund Inc.       amended on      daily net assets not
(Maryland             04/30/98,       exceeding $250 million;
Corporation)          05/01/01,       0.375% of the portion of
                      05/01/02        daily net assets exceeding
                                      $250 million but not
                                      exceeding $750 million;
                                      0.325% of the portion of
                                      daily net assets exceeding
                                      $750 million but not
                                      exceeding $1.25 billion;
                                      0.30% of the portion of
                                      daily net assets exceeding
                                      $1.25 billion but not
                                      exceeding $1.5 billion;
                                      0.275% of the portion of
                                      daily net assets exceeding
                                      $1.5 billion but not
                                      exceeding $1.75 billion;
                                      0.25% of the portion of
                                      daily net assets exceeding
                                      $1.75 billion but not
                                      exceeding $2.25 billion;
                                      0.225% of the portion of
                                      daily net assets exceeding
                                      $2.25 billion but not
                                      exceeding $2.75 billion;
                                      0.20% of the portion of
                                      daily net assets exceeding
                                      $2.75 billion but not
                                      exceeding $15 billion;
                                      0.199% of the portion of
                                      daily net assets exceeding
                                      $15 billion but not
                                      exceeding $17.5 billion;
                                      0.198% of the portion of
                                      daily net assets exceeding
                                      $17.5 billion but not
                                      exceeding $25 billion;
                                      0.197% of the portion of
                                      daily net assets exceeding
                                      $25 billion but not
                                      exceeding $30 billion; and
                                      0.196% of the portion of
                                      daily net assets exceeding
                                      $30 billion.
Morgan Stanley New    05/31/97, as    0.45% of the portion of the
York Municipal Money  amended on      daily net assets not
Market Trust          04/30/98        exceeding $500 million;
                                      0.375% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.325% of the portion of
                                      the daily net assets
                                      exceeding $750 million but
                                      not exceeding $1 billion;
                                      0.30% of the portion of the
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.275% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion but
                                      not exceeding $2 billion;
                                      0.25% of the portion of the
                                      daily net assets exceeding
                                      $2 billion but not
                                      exceeding $2.5 billion;
                                      0.225% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3 billion;
                                      and 0.20% of the portion of
                                      the daily net assets
                                      exceeding $3 billion.
Morgan Stanley Select 05/31/97, as    0.45% of the portion of
Dimensions Investment amended on      daily net assets not
Series-               03/02/98,       exceeding $250 million;
 - Money Market       05/01/98,       0.375% of the portion of
Portfolio             05/01/00        daily net assets exceeding
                                      $250 million but not
                                      exceeding $750 million;
                                      0.325% of the portion of
                                      daily net assets exceeding
                                      $750 million but not
                                      exceeding $1.25 billion;
                                      0.30% of the portion of
                                      daily net assets exceeding
                                      $1.25 billion but not
                                      exceeding $1.5 billion; and
                                      0.275% of the portion of
                                      daily net assets exceeding
                                      $1.5 billion.
Morgan Stanley Tax-   05/31/97, as    0.45% of the portion of the
Free Daily Income     amended on      daily net assets not
Trust                 04/30/98        exceeding $500 million;
                                      0.375% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.325% of the portion of
                                      the daily net assets
                                      exceeding $750 million but
                                      not exceeding $1 billion;
                                      0.30% of the portion of the
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.275% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion but
                                      not exceeding $2 billion;
                                      0.25% of the portion of the
                                      daily net assets exceeding
                                      $2 billion but not
                                      exceeding $2.5 billion;
                                      0.225% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3 billion;
                                      0.20% of the portion of
                                      daily net assets exceeding
                                      $3 billion but not
                                      exceeding $15 billion; and
                                      0.199% of the portion of
                                      the daily net assets
                                      exceeding $15 billion.
Morgan Stanley U.S.   05/31/97, as    0.45% of the portion of the
Government Money      amended on      daily net assets not
Market Trust          04/30/98        exceeding $500 million;
                                      0.375% of the portion of
                                      the daily net assets
                                      exceeding $500 million but
                                      not exceeding $750 million;
                                      0.325% of the portion of
                                      the daily net assets
                                      exceeding $750 million but
                                      not exceeding $1 billion;
                                      0.30% of the portion of the
                                      daily net assets exceeding
                                      $1 billion but not
                                      exceeding $1.5 billion;
                                      0.275% of the portion of
                                      the daily net assets
                                      exceeding $1.5 billion but
                                      not exceeding $2 billion;
                                      0.25% of the portion of the
                                      daily net assets exceeding
                                      $2 billion but not
                                      exceeding $2.5 billion;
                                      0.225% of the portion of
                                      the daily net assets
                                      exceeding $2.5 billion but
                                      not exceeding $3 billion;
                                      and 0.20% of the portion of
                                      the daily net assets
                                      exceeding $3 billion.
Morgan Stanley        05/31/97, as    0.45% of the portion of
Variable Investment   amended on      daily net assets not
Series-               05/01/98,       exceeding $250 million;
 - Money Market       05/01/99,       0.375% of the portion of
Portfolio             05/01/00        daily net assets exceeding
                                      $250 million but not
                                      exceeding $750 million;
                                      0.325% of the portion of
                                      daily net assets exceeding
                                      $750 million but not
                                      exceeding $1.25 billion;
                                      0.30% of the portion of
                                      daily net assets exceeding
                                      $1.25 billion but not
                                      exceeding $1.5 billion; and
                                      0.275% of the portion of
                                      daily net assets exceeding
                                      $1.5 billion.


II. CLOSED-END FUNDS: Monthly compensation calculated weekly by applying the following annual Rates to a fund's weekly net assets
(except as indicated):

Morgan        Stanley 05/31/97        0.27% of the average weekly
California    Insured                 net assets.
Municipal      Income
Trust
Morgan        Stanley 05/31/97        0.27% of the average weekly
California    Quality                 net assets.
Municipal Securities
Morgan        Stanley 05/31/97        0.52% of the average weekly
Government     Income                 net assets.
Trust
Morgan Stanley Income 05/31/97        0.42%  of  the  portion  of
Securities       Inc.                 average  weekly net  assets
(Maryland                             not exceeding $500 million;
corporation)                          and 0.35% of the portion of
                                      average  weekly net  assets
                                      exceeding $500 million.
Morgan        Stanley 05/31/97        0.27% of the average weekly
Insured    California                 net assets.
Municipal Securities
Morgan        Stanley 05/31/97        0.27% of the average weekly
Insured     Municipal                 net assets.
Bond Trust
Morgan        Stanley 05/31/97        0.27% of the average weekly
Insured     Municipal                 net assets.
Income Trust
Morgan        Stanley 05/31/97        0.27% of the average weekly
Insured     Municipal                 net assets.
Securities
Morgan        Stanley 05/31/97        0.27% of the average weekly
Insured     Municipal                 net assets.
Trust
Morgan  Stanley   New 05/31/97        0.27% of the average weekly
York          Quality                 net assets.
Municipal Securities
Morgan        Stanley 05/31/97        0.27% of the average weekly
Quality     Municipal                 net assets.
Securities
Morgan        Stanley 05/31/97        0.27% of the average weekly
Quality     Municipal                 net assets.
Income Trust
Morgan        Stanley 05/31/97        0.27% of the average weekly
Quality     Municipal                 net assets.
Investment Trust


                             Annex 1

List  of  Funds  for  which  the  Current  Investment  Management
Agreement specifies Section 2 is applicable:

Morgan Stanley Allocator Fund

Morgan Stanley Biotechnology Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Fundamental Value Fund

Morgan Stanley Growth Fund

Morgan Stanley International Fund

Morgan Stanley International Value Equity Fund

Morgan Stanley KLD Social Index Fund

Morgan Stanley Mid-Cap Value Fund

Morgan Stanley Nasdaq-100 Index Fund

Morgan Stanley Select Dimensions Investment Series

Morgan Stanley Small-Mid Special Value Fund

Morgan Stanley Special Growth Fund

Morgan Stanley Total Return Trust
                             Annex 2


List of Closed-End Funds for which the liquidation preference of any Preferred Shares issued by such Fund will not be deducted from the Fund's total assets for purposes of calculating the advisory fee under this Agreement and administrative fee under the Administration Agreement:

Morgan Stanley California Insured Municipal Income Trust

Morgan Stanley California Quality Municipal Securities

Morgan Stanley Insured Municipal Bond Trust

Morgan Stanley Insured Municipal Income Trust

Morgan Stanley Insured Municipal Trust

Morgan Stanley New York Quality Municipal Securities

Morgan Stanley Quality Municipal Income Trust

Morgan Stanley Quality Municipal Investment Trust

Morgan Stanley Quality Municipal Securities



                            Annex  3

List  of  Funds  for  which  the  Current  Investment  Management
Agreement specifies that Section 8 is applicable and any Fund-specific operating expense limitation:

Active Assets California Tax-Free Trust

Active Assets Government Securities Trust

Active Assets Money Trust

Active Assets Tax-Free Trust

Morgan Stanley American Opportunities Fund

Morgan Stanley Balanced Growth Fund

Morgan Stanley California Tax-Free Daily Income Trust

Morgan Stanley California Tax-Free Income Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Convertible Securities Trust

Morgan Stanley Developing Growth Securities Trust

Morgan Stanley Dividend Growth Securities Inc.

Morgan Stanley European Growth Fund Inc.

Morgan Stanley Federal Securities Trust

Morgan Stanley Global Dividend Growth Securities

Morgan Stanley Global Utilities Fund

Morgan Stanley Government Income Trust

     (a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1 % of such average weekly net assets in excess of $30 million; or

     (b) 25% of the Fund's gross income for such year, the Investment Adviser will pay to the Fund the greater of the excess as computed under (a) or (b).

Morgan Stanley Growth Fund

Morgan Stanley Health Sciences Trust

Morgan Stanley High Yield Securities Inc.

Morgan Stanley Income Builder Fund

Morgan Stanley Income Securities Inc.

     (a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1 % of such average weekly net assets in excess of $30 million; or

     (b) 25% of the Fund's gross income for such year, the Investment Adviser will pay to the Fund the greater of the excess as computed under (a) or (b).

Morgan Stanley Information Fund

Morgan Stanley International SmallCap Fund

Morgan Stanley Japan Fund

Morgan Stanley Limited Duration Fund

Morgan Stanley Limited Duration U.S. Treasury Trust

Morgan Stanley Limited Term Municipal Trust

Morgan Stanley Liquid Asset Fund Inc.

Morgan Stanley Natural Resource Development Securities Inc.

Morgan Stanley New York Municipal Money Market Trust

Morgan Stanley Pacific Growth Fund Inc.

Morgan Stanley Select Dimensions Investment Series:

     American Opportunities Portfolio, Balanced Growth Portfolio, Developing Growth Portfolio, Dividend Growth Portfolio, Flexible Income Portfolio, Global Equity Portfolio, Growth Portfolio, Money Market Portfolio, Utilities Portfolio, or Value-Added Market Portfolio:

          2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million

Morgan Stanley Special Growth Fund

Morgan Stanley Special Value Fund

Morgan Stanley Strategist Fund

Morgan Stanley Tax-Exempt Securities Trust

Morgan Stanley Tax-Free Daily Income Trust

Morgan Stanley Total Return Trust

Morgan Stanley U.S. Government Securities Trust

Morgan Stanley Utilities Fund

Morgan Stanley Value-Added Market Series

Morgan Stanley Variable Investment Series:

     Dividend  Growth  Portfolio, Equity  Portfolio,  High  Yield
     Portfolio,  Money  Market  Portfolio,  Quality  Income  Plus
     Portfolio, Strategist Portfolio, or Utilities Portfolio:

          1.5% of the average daily net assets of such Portfolio up to $30 million and 1.0% of the average daily net assets of such Portfolio in excess of $30 million

     European   Growth   Portfolio  or  Global  Dividend   Growth
     Portfolio:

          2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million